SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 15, 2000

                              ROYALE ENERGY, INC.
              (Exact name of registrant as specified in its charter)


California                         0-22750             33-02224120
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation or organization)   File Number)       Identification No.)

                    7676 Hazard Center Drive, Suite 1500
                            San Diego, CA 92108
                   (Address of principal executive office)

                Issuer's telephone number:     619-881-2800

Item 5.     Other Events.

Letter to Shareholders of Royale Energy, Inc. Pertaining to Stock Performance

On March 15, 2000, Royale Energy, Inc. mailed a letter to all of its current shareholders of record addressing the price performance of its common stock. A copy of the letter is attached to this filing as an exhibit.

Item 7.     Financial Statements and Exhibits

(c)    Exhibits

99.1   Letter to Shareholders dated March 15, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROYALE ENERGY, INC.


Date:   March 15, 2000                       /s/ Donald H. Hosmer
                                             ----------------------------
                                             Donald H. Hosmer, President